SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 4, 2018

SINORAMA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-55744	81-3305510
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

La Plaza Swatow, Office 518, 998 Blvd. Saint-Laurent, Montreal, Quebec H2Z9Y9 Canada
(Address of principal executive offices) (Zip Code)

514-866-6888
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 4, 2018 the Board of Directors of Sinorama Corporation dismissed Anton & Chia, LLP from its position as the principal independent accountant for Sinorama Corporation. There is no audit committee of the Board of Directors.

The audit report of Anton & Chia, LLP on Sinorama Corporation’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion or qualification. Anton & Chia, LLP did not, during the applicable periods, advise Sinorama Corporation of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to January 4, 2018, there was no disagreement between Sinorama Corporation and Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Anton & Chia, LLP to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except for the reportable event described in the following paragraphs.

In its assessment of the effectiveness of internal control over financial reporting as of December 31, 2016, management of Sinorama Corporation determined that the following deficiencies constituted material weaknesses:

•	lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures;
•	inadequate segregation of duties consistent with control objectives; and
•	ineffective controls over period end financial disclosure and reporting processes.

Sinorama Corporation has requested Anton & Chia, LLP to furnish a letter addressed to the Securities Exchange Commission stating whether or not Anton & Chia, LLP agrees with the statements in this 8-K. A copy of the letter is filed as an exhibit to this 8-K.

On January 4, 2018, Sinorama Corporation retained the firm of ZH CPA LLP to serve as its principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to January 4, 2018 did Sinorama Corporation consult with ZH CPA LLP regarding any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K, any "reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, or the type of audit opinion that might be rendered for Sinorama Corporation

Item 9.01	Financial Statements and Exhibits

Exhibits

16.	Letter from Anton & Chia, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINORAMA CORPORATION

Dated: January 10, 2018	By:	/s/ Jing Wenjia
Jing Wenjia
Chief Executive Officer

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